Exhibit 99.3

Dear Pinnacle Employees

My apologies for the impersonal nature of this communication, however there will be a Town Hall meeting today at 9:00am edt to discuss the contents of this note and press release in more detail (see specifics at the bottom of the page).

Attached is the press release, issued this morning, announcing the acquisition of Pinnacle Foods by Hillshire Brands. This is the result of an unsolicited offer by Hillshire to the Pinnacle Board of Directors. As a public company, our board has a fiduciary responsibility to represent the interests of all Pinnacle shareholders. After a thoughtful and deliberate process, the board found the offer to be a compelling opportunity for Pinnacle shareholders. The high value that Hillshire has ascribed to Pinnacle is a testament to the strength of the business that we have built together.

Hillshire is a $4B branded food company formed in 2012 as the result of the spin-off of Sara Lee. Its portfolio includes iconic brands such as Jimmy Dean, Hillshire Farm, Ball Park and Sara Lee. The combination of Pinnacle’s and Hillshire’s portfolios creates a business with nearly $7B in revenue and reach across dry grocery, frozen and refrigerated categories.

Hillshire’s intention is to run the business as one, fully integrated company operating from their current headquarters in Chicago. Sean Connolly, Hillshire’s CEO, will run the combined company and I will step down at the time the transaction closes. There will be opportunity for Pinnacle employees to join the new company, which we will discuss further at 9am.

The deal will require regulatory review and approval by Hillshire’s shareholders and Pinnacle’s shareholders. While we don’t have a specific timetable, we expect it to close some time in the third quarter. In the meantime we will continue to run the business independently, in the ordinary course.

I’m sure this is a surprise to you, as it has been for all of us, and that you have a great number of questions. We are pulling together everything we know to share with you today. This will be the first of a series of discussions that we will have in the coming weeks to ensure everyone is fully informed.

Bob

Details for the Town Hall Meeting

Date:	Monday May 12 @ 9:00 edt

Location:	Parsippany Rec Room

Dial-In:	866-793-1340

Forward Looking Statements

This document contains certain forward-looking statements with respect to the financial condition, results of operations and business of Pinnacle Foods and certain plans and objectives of Pinnacle Foods with respect thereto, including the expected benefits of the proposed merger with Hillshire Brands. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of approval of both Hillshire Brands’ stockholders and Pinnacle Foods’ stockholders; and the risk that financing for the transaction may not be available on favorable terms. These forward-looking statements are based on numerous assumptions and assessments made by Pinnacle Foods in light of its experiences and perceptions of historical trends, current conditions, business strategies, operating environments, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Pinnacle Foods’ plans with respect to the proposed merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Pinnacle Foods assumes no obligation to update the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Pinnacle Foods’ Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and in its reports on Form 10-Q and Form 8-K.

Additional Information and Where to Find It

The proposed merger transaction involving Hillshire Brands and Pinnacle Foods will be submitted to the respective stockholders of Hillshire Brands and Pinnacle Foods for their consideration. In connection with the proposed merger, Hillshire Brands will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Hillshire Brands and Pinnacle Foods to be filed with the Securities and Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC. Hillshire Brands and Pinnacle Foods urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov. These documents can also be obtained (when they are available) free of charge from Hillshire Brands upon written request to the Investor Relations Department, 400 South Jefferson Street, Chicago, Illinois 60607, telephone number (312) 614-8100 or from Hillshire Brands’ website, http://investors.hillshirebrands.com, or from Pinnacle Foods upon written request to the Investor Relations Department, 399 Jefferson Road, Parsippany, New Jersey, 07054, telephone number (973) 434-2924, or from Pinnacle Foods’ website, http://investors.pinnaclefoods.com.

Hillshire Brands, Pinnacle Foods and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Hillshire Brands and Pinnacle Foods in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Hillshire Brands and Pinnacle Foods in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find more information about Pinnacle Foods’ executive officers and directors in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2014. You can obtain free copies of these documents from Hillshire Brands and Pinnacle Foods using the contact information above.